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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 14, 2005

                                 LIFEPOINT, INC.
                                 ---------------

             (Exact name of registrant as specified in its charter)

DELAWARE                                             #33-0539168
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(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                      Identification Number)

1205 S. Dupont Street, Ontario, California                    91761
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(Address of Principal Executive Offices)                    (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On March 14, 2005, LifePoint, Inc. (the "Company") announced via press release the hiring of Gerry Braun as the Company's new chief financial officer
(CFO), effective immediately to replace Craig Montesanti. A copy of the Company's press release is attached hereto as Exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)           EXHIBITS

         99.1 Press Release dated March 14, 2005, relating to the appointment and departure of principal accounting officers.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                                  LIFEPOINT, INC.
                                                  (Registrant)

Date:    March 15, 2005                           By /s/ Gerry Braun
                                                     ---------------------------
                                                         Gerry Braun
                                                         Chief Financial Officer




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                                  Exhibit Index

         Exhibit No.       Description
         -----------       -----------

         99.1 Press Release dated March 14, 2005, relating to the appointment and departure of principal accounting officers.



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